Concentration and Risks	12 Months Ended
Dec. 31, 2019
Concentration and Risks
Concentration and Risks

3.     Concentration and Risks

Concentration of credit risk

Assets that potentially subject the Group to significant concentrations of credit risk primarily consist of cash and cash equivalents and accounts receivable. As of December 31, 2018 and 2019, all of the Group’s cash and cash equivalents were held by reputable financial institutions located in the PRC, Hong Kong and the United States, which management believes are of high credit quality and financially sound based on publicly available information.

Accounts receivable is typically unsecured and is generally derived from revenues earned from marketing automation solutions. No customer with a receivable balance exceeding 10% of the total accounts receivable balance as of December 31, 2018 and 2019.

Concentration of customer risk

The top 20 customers accounted for 44%,  39% and 45% of the total revenues for the years ended December 31, 2017, 2018 and 2019, respectively.

Currency risk

The Group’s operations, and its assets and liabilities are primarily denominated in RMB, which is not freely convertible into foreign currencies. The Group’s cash and cash equivalents denominated in RMB are subject to government controls and amounted to RMB58,282 and RMB25,827 as of December 31, 2018 and 2019, respectively. The value of the RMB is subject to changes in the central government policies and international economic and political developments that affect the supply and demand of RMB in the foreign exchange market. In the PRC, certain foreign exchange transactions are required by law to be transacted only by authorized financial institutions at exchange rates set by the People’s Bank of China (the “PBOC”). Remittances from China in currencies other than RMB by the Group must be processed through the PBOC or other China foreign exchange regulatory bodies which require certain supporting documentation in order to effect the remittance.